Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

MOOSE KNUCKLES
54

ACADIA
REALTY TRUST

Q4 2021

SUPPLEMENTAL REPORTING INFORMATION

REALTY TRUST

Table of Contents		Supplemental Report – December 31, 2021

Section I – Fourth Quarter 2021 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	27
Market Capitalization	4	Core Top Tenants	31
Operating Statements		Core Lease Expirations	32
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	33
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	34
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	35
Fee Income	14	Fund Properties	36
Structured Financing	15	Fund Lease Expirations	39
Other Information		Development and Redevelopment Activity	40
Transactional Activity	16
2022 Guidance	17
Net Asset Valuation Information	19
Selected Financial Ratios	20	Section V – Other Information
Debt Analysis
Summary	22	Portfolio Composition	42
Detail	23
Maturities	25	Important Notes	43

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2021		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Sunny Holcomb	Symbol AKR
	Suite 300	Vice President, Financial Reporting
	Rye, NY 10580	(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Katy McConnell - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	katy.mcconnell@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – December 31, 2021	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	89,304				Balance at 12/31/2020	86,269	4,891	91,160
Common Operating Partnership ("OP") Units	5,059				Other	6	—	6
Combined Common Shares and OP Units	94,363				Vesting RS and LTIPs	8	251	259
					OP Conversions	19	(19)	—
Share Price at December 31, 2021	$21.83				Balance at 3/31/2021	86,302	5,123	91,425	86,346	86,346	91,931	91,931
					Other	3	—	3
Equity Capitalization - Common Shares and OP Units	$2,059,944				Issuance - ATM	2,072	—	2,072
Preferred OP Units	10,143	[2]			Vesting RS and LTIPs	35	32	67
Total Equity Capitalization	2,070,087		64%	64%	OP Conversions	7	(7)	—
					Balance at 6/30/2021	88,419	5,148	93,567	86,824	86,575	92,627	92,254
Debt Capitalization					Other	2	(21)	(19)
Consolidated debt	1,819,738				Issuance - ATM	13	—	13
Adjustment to reflect pro-rata share of debt	(658,448)				OP Conversions	18	(18)	—
Total Debt Capitalization	1,161,290		36%	36%	Balance at 9/30/2021	88,452	5,109	93,561	88,481	87,217	94,083	92,807
					Other	2	(4)	(2)
Total Market Capitalization	$3,231,377	[3]	100%	100%	Issuance - ATM	804	—	804
					OP Conversions	46	(46)	—
					Balance at 12/31/2021 [4]	89,304	5,059	94,363	88,949	87,654	94,505	93,234

__________

1.
Reflects debt net of Core Portfolio cash of $14,573 and pro-rata share of Funds cash of $3,327 for total cash netted against debt of $17,900.
2.
Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Market capitalization comprises 60% common shares, 27% fixed-rate debt (fixed-rate debt includes notional principal fixed through interest rate swap transactions), 9% variable-rate debt, 4% common OP Units and less than 1% preferred OP Units.
4.
The Company sold 4,281,576 common shares under its ATM program for gross proceeds of $96.3 million, at an average gross price of $22.48, or $92.5 million net of issuance costs from January 1 through January 7, 2022.

4

Consolidated Income Statement
Supplemental Report – December 31, 2021	(in thousands)

	December 31, 2021 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$77,529	$285,898
Other	1,828	6,599
Total revenues	79,357	292,497
Operating expenses
Depreciation and amortization	32,195	123,439
General and administrative	10,570	40,125
Real estate taxes	10,909	45,357
Property operating	15,228	53,516
Impairment charges	—	9,925
Total operating expenses	68,902	272,362

Gain on disposition of properties	—	10,521
Operating income	10,455	30,656
Equity in earnings of unconsolidated affiliates	2,177	5,330
Interest and other income	2,957	9,065
Realized and unrealized holding gains (losses) on investments and other	(4,340)	49,120
Interest expense	(18,552)	(68,969)
(Loss) income from continuing operations before income taxes	(7,303)	25,202
Income tax benefit (provision)	306	(93)
Net (loss) income	(6,997)	25,109
Net loss (income) attributable to noncontrolling interests	9,721	(1,962)
Net income attributable to Acadia	$2,724	$23,147

5

Income Statement - Detail
Supplemental Report – December 31, 2021	(in thousands)

	December 31, 2021 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$56,481	$211,979
Percentage rents	968	2,373
Expense reimbursements - CAM	7,575	24,678
Expense reimbursements - Taxes	8,083	32,674
Other property income	867	3,005
Total Property Revenues	73,974	274,709

PROPERTY EXPENSES
Property operating - CAM	11,479	39,483
Other property operating (Non-CAM)	4,112	15,733
Real estate taxes	10,909	45,357
Total Property Expenses	26,500	100,573

NET OPERATING INCOME - PROPERTIES	47,474	174,136

OTHER INCOME (EXPENSE)
Interest income	2,957	9,065
Straight-line rent income (expense)	246	4,043
Above/below-market rent income (expense)	4,717	12,267
Interest expense [2]	(16,952)	(63,411)
Amortization of finance costs	(1,540)	(5,317)
Above/below-market interest income (expense)	26	104
Asset and property management income (expense)	(141)	(378)
Other income (expense)	675	2,558
Finance lease interest expense	(86)	(345)
Impairment charges (excluding ROU)	—	(9,925)
CORE PORTFOLIO AND FUND INCOME	37,376	122,797

FEE AND OTHER INCOME
Asset and property management fees	154	637
Net promote and other transactional income	—	—
Realized and unrealized holding gains (losses) on investments and other	(4,340)	49,228
Transactional fees [3]	95	253
Income tax (provision) benefit	306	(93)
Total Fee and Other Income (Loss)	(3,785)	50,025

General and Administrative	(10,570)	(40,125)

Depreciation and amortization	(32,079)	(123,051)
Non-real estate depreciation and amortization	(116)	(388)
Gain on disposition of properties	—	10,521
Income (Loss) before equity in earnings and noncontrolling interests	(9,174)	19,779

Equity in earnings of unconsolidated affiliates	2,177	5,330
Noncontrolling interests	9,721	(1,962)

NET INCOME ATTRIBUTABLE TO ACADIA	$2,724	$23,147

6

Income Statement – Pro Rata Adjustments
Supplemental Report – December 31, 2021	(in thousands)

	Quarter Ended December 31, 2021		Year to Date December 31, 2021
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(23,507)	$10,155	$(82,205)	$38,081
Percentage rents	(593)	142	(1,342)	330
Expense reimbursements - CAM	(3,584)	1,309	(11,012)	3,577
Expense reimbursements - Taxes	(2,381)	1,940	(9,128)	7,853
Other property income	(306)	70	(1,685)	569
Total Property Revenues	(30,371)	13,616	(105,372)	50,410

PROPERTY EXPENSES
Property operating - CAM	(5,348)	1,339	(19,025)	4,925
Other property operating (Non-CAM)	(1,627)	255	(6,803)	1,226
Real estate taxes	(3,534)	2,198	(14,831)	9,203
Total Property Expenses	(10,509)	3,792	(40,659)	15,354
NET OPERATING INCOME - PROPERTIES	(19,862)	9,824	(64,713)	35,056

OTHER INCOME (EXPENSE)
Interest income	(1)	—	(5)	—
Straight-line rent income (expense)	(1,523)	97	(3,244)	660
Above/below-market rent income (expense)	(729)	916	(3,444)	1,349
Interest expense [2]	9,004	(3,140)	33,131	(12,270)
Amortization of finance costs	884	(288)	3,034	(1,100)
Above/below-market interest income (expense)	—	21	—	84
Asset and property management income (expense)	309	(386)	1,123	(1,454)
Other income (expense)	(143)	290	(4,527)	642
Finance lease interest expense	63	—	252	—
Impairment charges (excluding ROU)	—	—	10,483	—
CORE PORTFOLIO AND FUND INCOME	(11,998)	7,334	(27,910)	22,967

FEE AND OTHER INCOME
Asset and property management fees	2,591	131	10,942	530
Net promote and other transactional income	—	—	2,411	—
Realized and unrealized holding gains (losses) on investments and other	3,178	—	(35,076)	—
Transactional fees [3]	1,800	110	6,564	380
Income tax (provision) benefit	1	(9)	115	(43)
Total Fee and Other Income (Loss)	7,570	232	(15,044)	867

General and Administrative	439	(153)	1,229	(484)
Depreciation and amortization	13,922	(5,236)	50,550	(20,887)
Non-real estate depreciation and amortization	—	—	—	—
Gain (loss) on disposition of properties	—	—	(9,205)	2,867
Income (Loss) before equity in earnings and noncontrolling interests	9,933	2,177	(380)	5,330

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(212)	—	(1,582)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$9,721	$2,177	$(1,962)	$5,330

7

Balance Sheet
Supplemental Report – December 31, 2021	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$739,641	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,091,976	Core	$42,517
Construction in progress	11,131	Fund II	35,125
Right-of-use assets - finance leases	25,086	Fund III	24,296
	3,867,834	Fund IV	101,835
Less: Accumulated depreciation and amortization	(648,461)	Total	$203,773
Total	3,219,373
Real estate under development	203,773	Summary of other assets, net:
Operating real estate, net	3,423,146	Deferred charges, net	$28,294
Notes receivable, net	153,886	Accrued interest receivable	21,148
Investments in and advances to unconsolidated affiliates	322,326	Due from seller	3,364
Lease intangibles, net	108,918	Prepaid expenses	17,230
Other assets, net	77,447	Other receivables	1,837
Right-of-use assets - operating leases, net	40,743	Income taxes receivable	2,279
Cash and cash equivalents	17,746	Corporate assets, net	1,648
Restricted cash	9,813	Deposits	1,647
Straight-line rents receivable, net	28,498	Total	$77,447
Rents receivable, net	15,127
Assets of properties held for sale	63,952
Total Assets	$4,261,602

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,140,410
Unsecured notes payable, net	559,145	Summary of accounts payable and other liabilities:
Unsecured line of credit	112,905	Lease liability - finance leases, net	$6,612
Accounts payable and other liabilities	159,637	Accounts payable and accrued expenses	56,580
Lease liability - operating leases, net	38,759	Deferred income	38,373
Dividends and distributions payable	14,460	Tenant security deposits, escrow and other	13,045
Lease intangibles, net	76,778	Derivative financial instruments	45,027
Distributions in excess of income from, and investments in, unconsolidated affiliates	9,939	Total	$159,637
Total liabilities	2,112,033
Shareholders' Equity
Common shares	89
Additional paid-in capital	1,754,383
Accumulated other comprehensive loss	(36,214)
Distributions in excess of accumulated earnings	(196,903)
Total Acadia shareholders’ equity	1,521,355
Noncontrolling interests	628,214
Total equity	2,149,569
Total liabilities and equity	$4,261,602

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2021	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(156,151)	$71,855
Buildings and improvements	(995,865)	283,997
Construction in progress	(4,858)	2,097
Right-of-use assets - finance leases	(4,129)	22,608
	(1,161,003)	380,557
Less: Accumulated depreciation and amortization	127,556	(62,940)
Total	(1,033,447)	317,617
Real estate under development	(122,306)	6,186
Operating real estate, net	(1,155,753)	323,803
Notes receivable, net	(547)	—
Investments in and advances to unconsolidated affiliates	(133,610)	(133,388)
Lease intangibles, net	(46,925)	4,632
Other assets, net	2,895	2,412
Right-of-use assets - operating leases, net	(2,340)	—
Cash and cash equivalents	(7,314)	7,468
Restricted cash	(7,343)	5,760
Straight-line rents receivable, net	(6,768)	4,420
Rents receivable, net	(5,318)	1,220
Assets of properties held for sale	(48,496)	—
Total Assets	$(1,411,519)	$216,327

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(717,892)	$187,811
Unsecured notes payable, net	(126,816)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(39,983)	24,498
Lease intangibles, net	(29,022)	6,369
Lease liability - operating leases, net	(2,453)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(4,819)	7,584
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(9,939)
Total liabilities	(920,985)	216,327
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(490,534)	—
Total equity	(490,534)	—
Total liabilities and equity	$(1,411,519)	$216,327

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2021	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of capitalized interest of $0.8 million and $3.9 million for the three and twelve months ended December 31, 2021, respectively.
3.
Consists of development, construction, leasing and legal fees.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.
5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.2 million and $1.6 million for the three and twelve months ended December 31, 2021, respectively.
7.
The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)[1]
Supplemental Report – December 31, 2021	(in thousands)

	Quarter Ended				Year to Date	Quarter Ended	Year to Date
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	December 31, 2020	December 31, 2020
Funds from operations ("FFO"):	(As Restated)	(As Restated)	(As Restated)			(As Restated)	(As Restated)
Net Income (Loss)	$4,823	$3,717	$11,883	$2,724	$23,147	$(10,857)	$(8,953)
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	23,807	23,077	23,111	23,393	93,388	32,574	106,220
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(5,096)	933	—	—	(4,163)	(174)	(291)
Impairment charges (net of noncontrolling interest share)	—	—	2,294	—	2,294	4,923	17,323
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	470	398	872	336	2,076	(446)	125
FFO to Common Shareholders and Common OP Unit holders	$24,004	$28,125	$38,160	$26,453	$116,742	$26,020	$114,424

Less: Unrealized holding (gain) loss and other (net of noncontrolling interest share)	(1,399)	(487)	(13,198)	1,302	(13,782)	(4,336)	(20,493)
FFO before Special Items	$22,605	$27,638	$24,962	$27,755	$102,960	$21,684	$93,931

Adjusted Funds from operations ("AFFO"):
FFO	$24,004	$28,125	$38,160	$26,453	$116,742	$26,020	$114,424
Unrealized (gains) losses	(1,399)	(487)	(13,198)	1,302	(13,782)	(4,336)	(20,493)
Straight-line rent, net	(402)	(1,011)	(1,229)	1,180	(1,462)	1,296	9,978
Above/below-market rent	(1,779)	(1,917)	(1,572)	(4,904)	(10,172)	(2,204)	(8,623)
Amortization of finance costs	775	769	895	944	3,383	713	2,719
Above/below-market interest	(47)	(47)	(47)	(47)	(188)	(47)	(188)
Non-real estate depreciation	57	59	156	116	388	80	397
Stock-based compensation	3,861	2,237	2,242	2,243	10,583	1,984	9,572
Leasing commissions	(98)	(905)	(681)	(676)	(2,360)	(1,450)	(1,985)
Tenant improvements	(1,290)	(2,666)	(3,570)	(2,533)	(10,059)	(2,294)	(4,003)
Maintenance capital expenditures	(285)	(398)	(409)	(2,968)	(4,060)	(1,144)	(3,173)
AFFO to Common Shareholders and Common OP Unit holders	$23,397	$23,759	$20,747	$21,110	$89,013	$18,618	$98,625

Total weighted-average diluted shares and OP Units	91,931	92,627	94,083	94,505	93,234	91,666	91,899

Diluted FFO per Common share and OP Unit:
FFO	$0.26	$0.30	$0.41	$0.28	$1.25	$0.28	$1.25

FFO before Special Items	$0.25	$0.30	$0.27	$0.29	$1.10	$0.24	$1.02

11

EBITDA[1]
Supplemental Report – December 31, 2021	(in thousands)

	Quarter Ended December 31, 2021			Year to Date December 31, 2021			Quarter Ended December 31, 2020
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:							(As Restated)	(As Restated)	(As Restated)

Net Income (Loss) Attributable to Acadia	$4,694	$(1,970)	$2,724	$31,281	$(8,134)	$23,147	$2,929	$(13,786)	$(10,857)

Adjustments:
Depreciation and amortization	19,420	4,089	23,509	78,616	15,160	93,776	25,786	6,868	32,654
Interest expense	8,412	2,676	11,088	32,777	9,773	42,550	8,703	2,294	10,997
Amortization of finance costs	693	251	944	2,536	847	3,383	532	181	713
Above/below-market interest	(47)	—	(47)	(188)	—	(188)	(47)	—	(47)
Gain on disposition of properties	—	—	—	(4,520)	(2,074)	(6,594)	(174)	—	(174)
Unrealized holding losses (gains) and other	1,097	205	1,302	(14,713)	931	(13,782)	(4,904)	568	(4,336)
Gain on debt extinguishment - non-principal and interest	—	—	—		—	—	(1,370)	—	(1,370)
Provision (benefit) for income taxes	(298)	—	(298)	(11)	32	21	86	228	314
Impairment charges	—	—	—	—	2,294	2,294	419	7,775	8,194
Noncontrolling interest - OP	212	—	212	1,582	—	1,582	(569)	—	(569)
EBITDA	$34,183	$5,251	$39,434	$127,360	$18,829	$146,189	$31,391	$4,128	$35,519

Adjusted EBITDA:

EBITDA	$34,183	$5,251	$39,434	$127,360	$18,829	$146,189	$31,391	$4,128	$35,519
Stock based compensation	2,243	—	2,243	10,583	—	10,583	1,984	—	1,984
Adjusted EBITDA	$36,426	$5,251	$41,677	$137,943	$18,829	$156,772	$33,375	$4,128	$37,503

__________

Notes to Funds from Operations and EBITDA:

1.
See the Restatement 8-K filed with the SEC on February 15, 2022 for a detailed reconciliation to previously reported amounts and a detailed description of adjustments thereon. As mentioned in the press release dated February 15, 2022, the Company is restating its prior period financial statements for the years and interim periods ended December 31, 2020 and 2019, and as of and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020 and December 31,2020 for errors in accounting primarily related to the reclassification of two consolidated joint-venture subsidiaries. The restatement primarily impacts the classification of certain amounts within the Company’s consolidated balance sheets, statements of operations and statements of cash flows.

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2021	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	December 31, 2021	December 31, 2020	Favorable/ (Unfavorable)	December 31, 2021	December 31, 2020	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,282	$30,420	6.1%	$130,498	$125,417	4.1%
Expense reimbursements	9,685	9,691	(0.1)%	38,776	37,960	2.1%
Other property income	558	313	78.3%	1,754	1,122	56.3%

Total Revenue	42,525	40,424	5.2%	171,028	164,499	4.0%

Expenses
Property operating - CAM & Real estate taxes	12,421	11,621	(6.9)%	49,590	45,468	(9.1)%
Other property operating (Non-CAM)	1,460	1,045	(39.7)%	4,221	3,601	(17.2)%

Total Expenses	13,881	12,666	(9.6)%	53,811	49,069	(9.7)%

Same Property NOI - Core properties	$28,644	$27,758	3.2%	$117,217	$115,430	1.5%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,832	2,798		9,992	8,856
Core NOI	$32,476	$30,556		$127,209	$124,286

Other same property information
Physical Occupancy at the end of the period	90.3%	89.4%
Leased Occupancy at the end of the period	93.3%	90.5%

__________

1. The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

13

Fee Income by Fund
Supplemental Report – December 31, 2021	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date December 31, 2021
Asset and property management fees	$1,229	$486	$4,445	$5,367	$582	$12,109
Transactional fees	1,125	555	1,927	3,363	227	7,197
Total fees	$2,354	$1,041	$6,372	$8,730	$809	$19,306

Quarter Ended December 31, 2021
Asset and property management fees	$337	$49	$1,083	$1,267	$140	$2,876
Transactional fees	163	238	634	877	93	2,005
Total fees	$500	$287	$1,717	$2,144	$233	$4,881

Quarter Ended September 30, 2021
Asset and property management fees	$336	$43	$1,036	$1,304	$131	$2,850
Transactional fees	103	78	629	866	61	1,737
Total fees	$439	$121	$1,665	$2,170	$192	$4,587

Quarter Ended June 30, 2021
Asset and property management fees	$379	$144	$1,180	$1,380	$131	$3,214
Transactional fees	121	155	387	1,025	35	1,723
Total fees	$500	$299	$1,567	$2,405	$166	$4,937

Quarter Ended March 31, 2021
Asset and property management fees	$177	$250	$1,146	$1,416	$180	$3,169
Transactional fees	738	84	277	595	38	1,732
Total fees	$915	$334	$1,423	$2,011	$218	$4,901

14

Structured Financing Portfolio
Supplemental Report – December 31, 2021	(in thousands)

	September 30, 2021			Quarter Ended December 31, 2021					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,4]	$89,332	$4,527	$93,859	$—	$—	$89,332	$4,852	$94,184	6.38%	6.95%	Apr-20 to Sept-24

Other notes[4]	65,000	9,951	74,951	—	—	65,000	11,514	76,514	8.52%	8.52%	Jan-23 to Dec-27

Total Core notes receivable	$154,332	$14,478	$168,810	$—	$—	$154,332	$16,366	$170,698	7.28%	7.61%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$154,332
Fund Notes Receivable						1,301
Allowance for credit loss						(2,294)
Total Pro-rata Notes Receivable						$153,339

________

2.
See Transactional Activity page that follows.
3.
One Core note due April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at December 31, 2021.
4.
For more information and details of Fund notes receivable, see the Company’s latest form 10-Q or 10-K.
5.
Certain of the first mortgage notes and other notes enable the borrower to prepay its obligations prior to the stated maturity date without penalty.

15

Transactional Activity
Supplemental Report – December 31, 2021	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

14th Street Portfolio	Washington, DC	December 23, 2021	$26,320	100.00%	$—	26,320

Fund V:
Canton Marketplace	Canton, GA	August 20, 2021	$50,954	100.00%	$50,954	$10,242
Monroe Marketplace	Selinsgrove, PA	September 9, 2021	44,796	100.00%	44,796	9,004
Monroe Marketplace (Parcel)	Selinsgrove, PA	November 12, 2021	1,029	100.00%	1,029	207
Midstate Mall	Brunswick, NJ	December 14, 2021	71,867	100.00%	71,867	14,445
			168,646		168,646	33,898
			$194,966		$168,646	$60,218

DISPOSITIONS
Core:
60 Orange Street	Bloomfield, NJ	January 29, 2021	$16,400	98.00%	$—	$16,072

Fund III:
654 Broadway	New York, NY	May 19, 2021	10,000	100.00%	10,000	2,454

Fund IV:
NE Grocer Portfolio (Selected Assets)	Maine	June 18, 2021	39,925	100.00%	39,925	9,231

Fund V:
Family Center at Riverdale (Parcels)	Riverdale, UT	January 4, 2021	10,500	89.43%	9,390	1,887

			$76,825		$59,315	$29,644

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
White Oak Loan	First Mortgage	April 20, 2021	$16,000	100.00%	$—	$16,000
57-63 Greene Street Loan [3]	First Mortgage	September 17, 2021	42,000	100.00%	—	42,000
			$58,000		$—	$58,000

________

6.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
7.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
8.
Contains three separate tranches and is secured by a pledge of equity in a retail condominium unit.

16

2022 Guidance [1]
Supplemental Report – December 31, 2021	(in millions)

	2022 Guidance Forecast
	Low		High		2021 Actual
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share

Net earnings per share attributable to Common Shareholders	$17.7	$0.19	$30.4	$0.32	$23.1	0.26
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)		1.01		1.04		0.99
Impairment charges (net of noncontrolling interest share)		-		-		0.02
Gain on disposition of properties (net of noncontrolling interests' share)		(0.07)		(0.07)		(0.04)
Noncontrolling interest in Operating Partnership		0.02		0.02		0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders		$1.15		$1.31		$1.25
Special Items: Unrealized holding (gain) loss and other (net of noncontrolling interest share)[1]		—		—		(0.15)
Funds from operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders		$1.15		$1.31		$1.10

17

2022 Guidance [1]
Supplemental Report – December 31, 2021	(in millions)

	2022 Guidance Forecast
	Low		High		2021 Actual
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share
FFO Comprises[2]:
Core property NOI [3]	$130		$134		$122
Fund property NOI[3]	19		20		16
Cash recoveries of prior period rents/lease termination income[4]	3		7		7
Straight-line and above/below market rents	14		16		12
Interest income (Structured Finance Portfolio)	9		11		9
Fund fee income, net	18		21		19
Interest expense, net of capitalized interest[5]	(49)		(51)		(46)
General and administrative	(37)		(39)		(39)
Non-real estate depreciation and other expenses	(0.5)		(0.5)		(0.3)
Funds from operations, excluding Core and Fund external growth and related fees[6]	$106.5	$1.07	$118.5	$1.17	$99.7	$1.07
Core and Fund acquisitions and related fees[7]		0.02		0.04		-
Funds from operations, excluding Net Promote and other Core and Fund profits		$1.09		$1.21		$1.07
Net Promote and other Core and Fund profits[8]	6	0.06	10	0.10	2.4	0.03
Funds from operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$112.5	$1.15	$128.5	$1.31	$102.1	$1.10

Additional Guidance Assumptions
Fully diluted common shares - weighted average	93.0		95.0		87.7
Fully diluted common shares and OP Units - weighted average	100		101		93.2
Same property net operating income growth	4%		6%		1.5%
Core and Fund acquisitions	$300		$500		$168.6

_________

1.
The Company is not providing 2022 guidance for unrealized changes in fair value for its investment holdings in Albertsons. Any realized gains of such shares will be included in net promote and other Core and Fund profits in the period in which a sale occurs.
2.
All dollar amounts above are based on the Company's pro-rata share, except Core and Fund Acquisitions (based on aggregate Core and Fund investment volume).
3.
As noted in footnote 4, Core and Fund 2021 NOI (as reported) included cash recoveries of prior period rents/lease termination income. Such amounts have been separately reflected in the guidance table for informational purposes.
4.
Represents repayments of rents that were reserved in prior years, cash basis accounting adjustments and lease termination receipts. Such amounts were included in reported Core and Fund 2021 NOI, but broken out separately in the guidance table above for informational purposes. Any such amounts realized in 2022 will be reflected in NOI consistent with the 2021 reported presentation.
5.
Inclusive of interest expense, amortization of finance costs, above and below market interest and capital lease interest.
6.
All of the amounts above are based upon those Core and Fund properties owned as of December 31, 2021, as well as any properties acquired to date in 2022.
7.
Reflects expectations of 2022 per share accretion on Core and Fund external growth. Such per share amount excludes those acquisitions closed to date in 2022, as such amounts are reflected in the individual line items above.
8.
Represents net promote and other Core and Fund profits, including, but not limited to the expectation of, realized gains from the disposition of Albertsons shares.

18

Net Asset Valuation Information
Supplemental Report – December 31, 2021	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$32,476	N/A	$817	$6,911	$16,075
Less:
Net operating (income) loss from properties sold or under contract	—	N/A	(602)	(306)	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(2,613)	N/A	(215)	(91)	—
Net Operating Income of stabilized assets	$29,863	N/A	$—	$6,514	$16,075

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$10,001	$40,396	$—
Development and redevelopment projects [4]	181,056	N/A	4,523	26,221	—
Total Costs to Date	$181,056	N/A	$14,524	$66,617	$—

Debt (Pro Rata)	$869,957	$79,601	$14,094	$76,062	$121,576
__________

9.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
10.
Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $549.6 million and debt of $296 million.
11.
Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
12.
Includes incremental costs; excludes initial carrying value. See “Development and Redevelopment Activity” page in this Supplemental Report.

19

Selected Financial Ratios
Supplemental Report – December 31, 2021	(in thousands)

	Quarter Ended December 31,				Year to Date December 31,					Quarter Ended
COVERAGE RATIOS [1]	2021		2020		2021		2020		LEVERAGE RATIOS	December 31, 2021		September 30, 2021
Fixed-Charge Coverage Ratios			(As Restated)				(As Restated)		Debt/Market Capitalization Ratios			(As Restated)

EBITDA [2] divided by:	$34,183		$31,391		$127,360		$125,517		Debt + Preferred Equity (Preferred OP Units)	$1,171,433		$1,146,500
Interest expense	8,412		8,703		32,777		32,896		Total Market Capitalization	3,231,377		3,056,080
Principal Amortization	1,083		1,075		4,238		4,156		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		492		495		Total Market Capitalization	36%		38%
Fixed-Charge Coverage Ratio - Core Portfolio	3.6	x	3.2	x	3.4	x	3.3	x

EBITDA divided by:	$39,434		$35,519		$146,189		$139,762		Debt [6]	$1,153,533		$1,132,013
Interest expense	11,088		10,997		42,550		41,982		Total Market Capitalization	3,231,377		3,056,080
Principal Amortization	1,366		1,294		5,578		4,819		Net Debt + Preferred Equity/
Preferred Dividends	123		123		492		495		Total Market Capitalization	36%		37%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.1	x	2.9	x	3.0	x	3.0	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$869,957		$861,039
									Net debt [5]	855,384		850,285
Dividends declared (per share/OP Unit)	$0.15				$0.60				EBITDA	127,360		124,829
									Adjusted EBITDA	137,943		133,797
Dividends (Shares) & Distributions (OP Units) declared	$14,557				$57,057				Debt/EBITDA - Core Portfolio	6.8	x	6.9	x
FFO	26,453				116,742				Debt/Adjusted EBITDA - Core Portfolio	6.3	x	6.4	x
FFO Payout Ratio [8]	55%		N/A		49%		N/A		Net Debt/EBITDA - Core Portfolio	6.7	x	6.8	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.2	x	6.4	x
AFFO [7]	21,110				89,013				Core and Funds:
AFFO Payout Ratio	69%		N/A		64%		N/A		Debt [4]	$1,161,290		$1,137,017
									Net debt [6]	1,143,390		1,122,530
FFO Before Special Items	27,755				102,960				EBITDA	146,189		142,942
FFO Before Special Items Payout Ratio	52%		N/A		55%		N/A		Adjusted EBITDA	156,772		151,910
									Debt/EBITDA - Core and Funds	7.9	x	8.0	x
									Debt/Adjusted EBITDA - Core and Funds	7.4	x	7.5	x
									Net Debt/EBITDA - Core and Funds	7.8	x	7.9	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.3	x	7.4	x

20

Selected Financial Ratios
Supplemental Report – December 31, 2021	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures. Prior period results are adjusted to reflect the impact of the restatement (see Notes to FFO and EBITDA pages for more information).

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

9. Beginning with the second quarter of 2020 and through the fourth quarter of 2020, the Board of Trustees temporarily suspended distributions on common shares and common units. The regular quarterly distribution was reinstated in the first quarter of 2021.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
		(As Restated)		(As Restated)
Core EBITDA as reported	$34,183	$125,517	$34,183	$125,517
Add back: Stock-based compensation, net of employee equity elections	—	—	2,243	9,572
Subtract: Credit loss recoveries in Q4	(1,751)	—	(1,751)	—
Subtotal	32,432	125,517	34,675	135,089

Annualized Core EBITDA	127,360	125,517	137,943	135,089
Add back: Year to date credit loss recoveries	4,900	—	4,900	—
Annualized Core EBITDA	132,260	125,517	142,843	135,089

Funds EBITDA as reported	5,251	14,245	5,251	14,245
Subtract: Credit loss recoveries in Q4	(451)	—	(451)	—
Subtotal	4,800	14,245	4,800	14,245

Annualized Fund EBITDA	18,829	14,245	18,829	14,245
Add back: Year to date credit loss recoveries	1,124	—	1,124	—
Annualized Fund EBITDA	19,953	14,245	19,953	14,245
Annualized EBITDA Core and Funds	$152,213	$139,762	$162,796	$149,334

21

Portfolio Debt – Summary
Supplemental Report – December 31, 2021	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$466,413	4.1%	4.8	$—	—	—	$466,413	40%	4.1%	4.8	$—	$—	$466,413
Variable-Rate Debt [5]	46,492	1.5%	3.5	36,211	2.1%	0.5	82,703	7%	1.8%	2.2	126,816	—	209,519
								47%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	324,211	4.1%	4.6	93,589	3.5%	2.1	417,800	36%	3.9%	4.0	289,030	(135,328)	571,502
Variable-Rate Debt [5]	32,841	1.8%	1.6	161,533	3.5%	0.8	194,374	17%	3.2%	1.0	431,169	(53,239)	572,304
								53%

Total	$869,957	3.9%	4.5	$291,333	3.3%	1.2	$1,161,290	100%	3.7%	3.7	$847,015	$(188,567)	1,819,738

Unamortized premium													446
Net unamortized loan costs													(7,724)
Total													$1,812,460

_________

13.
Fixed-rate debt includes notional principal fixed through swap transactions.
14.
Represents the Company's pro-rata share of debt based on its percent ownership.
15.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
16.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
17.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
18.
Based on debt maturity date without regard to swap expirations or available extension options.

22

Portfolio Debt - Detail
Supplemental Report – December 31, 2021	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2021	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$8,001	100.00%	8,001	4.66%	02/01/24	None
Crossroads Shopping Center		62,283	49.00%	30,519	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,446	50.00%	7,723	4.72%	12/10/27	None
State & Washington		22,688	100.00%	22,688	4.40%	09/05/28	None
239 Greenwich Avenue		25,707	75.00%	19,280	3.88%	01/10/29	None
North & Kingsbury		11,332	100.00%	11,332	4.01%	11/05/29	None
151 North State Street		12,918	100.00%	12,918	4.03%	12/01/29	None
Concord & Milwaukee		2,483	100.00%	2,483	4.40%	06/01/30	None
California & Armitage		2,338	100.00%	2,338	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		466,413	100.00%	466,413	4.10%	Various
Secured interest rate swaps [1]		91,278	89.76%	81,933	3.79%	Various

Sub-Total Fixed-Rate Debt		854,387		790,624	4.09%

Secured Variable-Rate Debt
28 Jericho Turnpike		12,353	100.00%	12,353	LIBOR+190	01/23/23	None
Gotham Plaza		18,324	49.00%	8,979	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
3104 M Street [2]		4,203	20.00%	841	Prime+0	01/01/24	None
330-340 River Street		10,601	100.00%	10,601	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(91,278)	89.76%	(81,933)	LIBOR+370	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		112,905	100.00%	112,905	LIBOR+140	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	LIBOR+155	06/29/26	None
Unsecured interest rate swaps [1]		(466,413)	100.00%	(466,413)	LIBOR+400	Various

Sub-Total Variable-Rate Debt		210,695		79,333	LIBOR+154

Total Debt - Core Portfolio		$1,065,082		$869,957	3.87%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	16,000	20.81%	3,330	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	423,489	19.75%	83,634	3.48%	Various
Sub-Total Fixed-Rate Debt		472,410		93,589	3.48%

Variable-Rate Debt
New Towne Center	Fund V	16,232	20.10%	3,263	LIBOR+220	02/01/22	1 x 12 mos.
Eden Square [4]	Fund IV	22,931	22.78%	5,224	LIBOR+215	03/01/22	None
Wake Forest Crossing	Fund IV	20,860	23.12%	4,823	LIBOR+160	02/14/22	None
City Point Phase III [4]	Fund II	39,164	26.67%	10,445	LIBOR+300	03/01/22	2 x 12 mos.
Lincoln Place	Fund IV	22,861	23.12%	5,285	LIBOR+185	03/13/22	None

23

Portfolio Debt - Detail
Supplemental Report – December 31, 2021	(in thousands)

Dauphin Plaza	Fund IV	9,292	23.12%	2,148	LIBOR+200	04/01/22	None
Dauphin Plaza - Second Mortgage	Fund IV	2,822	23.12%	652	LIBOR+200	04/01/22	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	59,225	23.12%	13,693	LIBOR+250	06/30/22	None
City Point [5]	Fund II	16,814	26.67%	4,484	LIBOR+275	08/11/22	None
17 E. 71st Street	Fund IV	8,895	23.12%	2,057	LIBOR+300	09/09/22	None
Restaurants at Fort Point	Fund IV	5,855	23.12%	1,354	LIBOR+235	11/25/22	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	5,000	23.12%	1,156	SOFR+201	12/29/22	None
Acadia Strategic Opportunity Fund V LLC	Fund V	118,027	20.10%	23,723	LIBOR+190	05/02/22	None
Riverdale [4]	Fund V	24,361	17.97%	4,379	LIBOR+170	05/28/22	2 x 12 mos.
Fairlane Green	Fund V	33,467	20.10%	6,727	LIBOR+190	06/05/22	1 x 12 mos.
Trussville Promenade	Fund V	29,190	20.10%	5,867	LIBOR+185	06/15/22	1 x 12 mos.
Cortlandt Crossing	Fund III	34,728	24.54%	8,522	LIBOR+275	06/19/22	None
640 Broadway [4]	Fund III	35,970	15.49%	5,572	LIBOR+310	07/09/22	1 x 12 mos.
City Point [4]	Fund II	200,000	26.67%	53,340	Prime+200	08/17/22	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+225	09/20/22	None
Broughton Street Portfolio [5]	Fund IV	25,763	23.12%	5,956	LIBOR+300	10/31/22	None
Mayfair Center	Fund IV	11,287	23.12%	2,610	LIBOR+200	12/01/22	2 x 12 mos.
Promenade at Manassas [4]	Fund IV	27,480	22.78%	6,260	LIBOR+175	12/05/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	29,128	20.10%	5,855	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Paramus Plaza [4]	Fund IV	28,910	11.56%	3,342	SOFR+225	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	22,185	18.09%	4,013	LIBOR+240	01/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,417	20.80%	295	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,533	20.80%	1,151	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+265	11/12/26	None
Interest rate swaps [1]	Funds II, IV & V	(423,489)	19.75%	(83,634)	LIBOR+338	Various
Sub-Total Variable-Rate Debt		856,799		197,744	LIBOR+318
Total Debt - Funds		$1,329,209		$291,333	3.34%
Total Debt - Core Portfolio and Funds		$2,394,291		$1,161,290	3.74%

_________

1.
The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 4% or the Prime Rate, plus 50 basis points.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.
Bears interest at the greater of 0.25% or the LIBOR, plus the indicated spread.

24

Future Debt Maturities [1]
Supplemental Report – December 31, 2021	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022	$5,793	$—	$5,793	$4,395	$—	$4,395	3.75%	n/a	3.75%
2023	5,018	189,284	194,302	3,781	52,361	56,142	n/a	n/a	n/a
2024	4,241	69,909	74,150	3,294	36,777	40,071	4.01%	4.01%	n/a
2025	3,264	246,405	249,669	2,862	237,901	240,763	4.09%	4.09%	n/a
2026	3,219	409,273	412,492	2,799	409,273	412,072	4.14%	4.14%	n/a
Thereafter	8,175	120,501	128,676	7,593	108,921	116,514	4.13%	4.13%	n/a
Total	$29,710	$1,035,372	$1,065,082	$24,724	$845,233	$869,957

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022	$5,573	$859,779	$865,352	$1,159	$200,335	$201,494	3.32%	3.78%	3.24%
2023	5,557	92,127	97,684	1,067	19,101	20,168	3.76%	3.72%	3.90%
2024	4,247	288,166	292,413	807	54,329	55,136	3.16%	3.20%	2.41%
2025	635	24,554	25,189	132	4,506	4,638	3.98%	4.03%	3.15%
2026	257	48,314	48,571	54	9,843	9,897	3.14%	3.75%	2.87%
Thereafter	—	—	—	—	—	—	n/a	n/a	n/a
Total	$16,269	$1,312,940	$1,329,209	$3,219	$288,114	$291,333

__________

1.
Does not include any applicable extension options or subsequent refinancing.

25

Future Debt Maturities – As Extended [1]
Supplemental Report – December 31, 2021	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022	$5,793	$—	$5,793	$4,395	$—	$4,395	n/a	n/a	n/a
2023	5,018	189,284	194,302	3,781	52,361	56,142	4.01%	4.01%	n/a
2024	4,241	69,909	74,150	3,294	36,777	40,071	4.08%	4.09%	n/a
2025	3,264	133,500	136,764	2,862	124,996	127,858	4.18%	4.18%	n/a
2026	3,219	522,179	525,398	2,799	522,179	524,978	4.08%	4.08%	n/a
Thereafter	8,175	120,500	128,675	7,593	108,920	116,513	4.35%	4.35%	n/a
Total	$29,710	$1,035,372	$1,065,082	$24,724	$845,233	$869,957

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022	$5,572	$585,825	$591,397	$1,159	$142,064	$143,223	3.35%	3.03%	3.37%
2023	5,557	250,574	256,131	1,067	51,769	52,836	3.73%	3.98%	3.53%
2024	4,246	314,967	319,213	807	65,696	66,503	3.36%	3.40%	3.09%
2025	635	63,363	63,998	132	11,527	11,659	3.13%	3.13%	3.15%
2026	260	98,210	98,470	54	17,058	17,112	3.13%	3.90%	2.66%
Thereafter	—	—	—	—	—	—	n/a	n/a	n/a
Total	$16,270	$1,312,939	$1,329,209	$3,219	$288,114	$291,333

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

26

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2021

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,282,187	$180.93
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,450,630	96.98
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	88.2%	—%	—%	88.2%	88.2%	6,750,144	189.58
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	86.2%	—%	—%	86.2%	86.2%	1,574,714	39.50
Clark Street and W. Diversey Collection (4 properties)	Starbucks	2011 2012	100.0%	53,277	—	—	53,277	64.6%	—%	—%	64.6%	68.3%	1,399,585	40.64
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	91.2%	—%	—%	91.2%	95.7%	2,335,749	48.52
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	92.1%	63.5%	63.5%	942,020	29.70
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,346,235	42.48
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,791	—	—	41,791	68.9%	—%	—%	68.9%	100.0%	1,153,437	40.08
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	437,248	33.36
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	680,594	52.79
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	613,881	33.86
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,427,349	38.26
				657,358	—	84,066	741,424	89.1%	—%	67.3%	86.6%	89.2%	38,823,773	60.46
New York Metro
Soho Collection (11 properties)	Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	35,035	—	—	35,035	75.8%	—%	—%	75.8%	75.8%	8,201,107	308.89
5-7 East 17th Street	—	2008	100.0%	9,536	—	—	9,536	—%	—%	—%	—%	—%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	78.2%	—%	—%	78.2%	78.2%	1,284,894	280.42
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	303,798	87.55

27

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2021

181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	980,044	85.12
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	368,873	31.59
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,741,068	105.18
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	846,873	106.04
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	44.1%	73.9%	100.0%	768,172	25.60
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,052,536	185.94
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,175,271	40.37
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,919,899	426.45
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,335,738	33.46
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,922	25,922	—%	—%	83.4%	83.4%	91.5%	1,521,808	70.42
				119,938	86,950	135,928	342,816	81.0%	100.0%	86.9%	88.2%	92.7%	27,491,012	90.96
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,583,061	184.50
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,583,061	184.50
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	58.7%	—%	—%	58.7%	58.7%	781,727	64.46
14th Street Collection	—	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,291,240	66.35
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,757,107	32.61
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, CB2 Rag and Bone, The Reformation	2011 2016 2019	24.8%	242,562	—	—	242,562	72.6%	—%	—%	72.6%	72.6%	11,660,223	66.17
				282,692	25,134	32,533	340,359	73.5%	100.0%	88.4%	76.9%	78.0%	15,490,297	59.20
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,320,045	24.34
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	294,632	280.60
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,614,677	29.21

Total Street and Urban Retail				1,075,038	152,884	265,953	1,493,875	84.2%	100.0%	81.6%	85.4%	88.0%	$86,002,820	$67.44

Acadia Share Total Street and Urban Retail				878,440	152,884	252,733	1,280,488	86.7%	100.0%	81.5%	87.5%	90.1%	$75,590,607	$67.48

SUBURBAN PROPERTIES
New Jersey

28

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2021

Elmwood Park Shopping Center	Walgreens, Lidl	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	70.4%	79.3%	87.1%	2,977,028	26.08
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,431,609	14.85

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	96.1%	96.1%	98.1%	2,860,744	34.15
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	86.2%	94.7%	98.8%	3,240,432	27.74
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,858,892	34.12
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart	1998	49.0%	—	202,727	109,067	311,794	—%	50.3%	48.7%	49.8%	84.5%	5,401,920	34.82
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,237,910	9.09
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	75.1%	2,363,423	34.75

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	100.0%	100.0%	100.0%	1,900,191	17.47

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,450,268	11.15
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	2,036,176	9.72
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,175,331	21.75

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	92.5%	96.4%	97.8%	1,252,645	13.13

Indiana
Merrillville Plaza	Room Place, Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,352	112,782	236,134	—%	82.2%	74.0%	78.3%	78.8%	2,670,678	14.45

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,332	81,588	234,920	—%	81.2%	68.3%	76.7%	97.7%	3,042,388	16.88

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,735,493	16.94

29

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2021

Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	100.0%	3,157,072	31.77
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	954,833	26.17
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,308,178	22.08

Total Suburban Properties				—	2,964,381	1,095,415	4,059,796	—%	93.0%	79.5%	89.3%	93.8%	$62,082,998	$18.26

Acadia Share Total Suburban Properties				—	2,860,990	1,039,791	3,900,781	—%	94.5%	81.1%	91.0%	94.2%	$59,328,019	$17.89

Total Core Properties				1,075,038	3,117,265	1,361,368	5,553,671	84.2%	93.3%	79.9%	88.3%	92.2%	$148,085,818	$31.66

Acadia Share Total Core Properties				878,440	3,013,874	1,292,524	5,184,838	86.7%	94.8%	81.2%	90.0%	93.2%	$134,918,626	$30.40

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
Excludes 94,000 square feet of office GLA.
4.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

30

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2021	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	431,480	$8,126,134	8.3%	6.0%
Walgreens	6	95,189	4,011,379	1.8%	3.0%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.3%	2.9%
Royal Ahold [3]	3	155,461	3,268,460	3.0%	2.4%
TJX Companies [4]	8	229,043	2,765,292	4.4%	2.0%
Verizon	2	26,054	2,691,297	0.5%	2.0%
Lululemon	2	7,533	2,541,414	0.1%	1.9%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Trader Joe's	3	40,862	2,357,003	0.8%	1.7%
Fast Retailing [5]	2	32,013	2,327,489	0.6%	1.7%
PetSmart, Inc.	3	55,867	2,314,710	1.1%	1.7%
Gap [6]	3	44,895	2,133,405	0.9%	1.6%
Albertsons Companies[7]	2	123,409	1,980,640	2.4%	1.5%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.4%
Tapestry [8]	2	4,250	1,646,814	0.1%	1.2%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.6%	1.1%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
DSW	2	35,842	1,478,679	0.7%	1.1%
JP Morgan Chase	6	21,721	1,403,838	0.4%	1.0%
The Home Depot	2	211,003	1,307,040	4.1%	1.0%
TOTAL	61	1,986,149	$51,734,769	38.2%	38.3%

__________

19.
Does not include tenants that operate at only one Acadia Core location
20.
Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
21.
Stop and Shop (3 locations)
22.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
23.
Uniqlo (1 location), Theory (1 location)
24.
Old Navy (2 locations), Banana Republic (1 location)
25.
Shaw’s (2 locations)
26.
Kate Spade (2 locations)

31

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2021	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	574	0.1%	$81.05	0.1%	—	—	—%	$—	—%
2022	14	43,213	5.7%	76.77	5.2%	3	129,188	5.0%	19.95	6.6%
2023	22	160,041	21.0%	77.13	19.4%	8	385,000	14.8%	19.25	18.8%
2024	11	52,552	6.9%	100.11	8.3%	13	492,207	18.9%	14.34	17.9%
2025	22	87,064	11.4%	121.57	16.6%	10	391,435	15.0%	19.06	19.0%
2026	27	79,001	10.4%	141.99	17.6%	10	444,889	17.1%	10.93	12.4%
2027	8	17,653	2.3%	127.22	3.5%	—	—	—%	—	—%
2028	7	154,571	20.3%	42.73	10.4%	6	416,588	16.0%	10.11	10.7%
2029	13	38,932	5.1%	84.83	5.2%	5	182,205	7.0%	16.04	7.4%
2030	6	45,438	6.0%	47.03	3.4%	—	—	—%	—	—%
2031	2	25,093	3.3%	77.14	3.0%	3	100,698	3.9%	12.09	3.1%
Thereafter	9	56,751	7.5%	80.99	7.3%	4	60,070	2.3%	26.98	4.1%
Total	143	760,883	100.0%	$83.53	100.0%	62	2,602,280	100.0%	$15.04	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		117,557					156,678
Total Square Feet		878,440					3,013,874

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	2,465	0.2%	$23.17	0.2%	4	3,039	0.1%	$34.10	0.1%
2022	26	85,445	8.1%	32.70	8.7%	43	257,846	5.8%	33.70	6.4%
2023	39	138,943	13.2%	30.54	13.3%	69	683,984	15.5%	35.09	17.8%
2024	35	153,156	14.6%	25.66	12.3%	59	697,915	15.8%	23.29	12.0%
2025	33	113,664	10.8%	28.52	10.1%	65	592,163	13.4%	35.94	15.8%
2026	36	138,713	13.2%	25.20	10.9%	73	662,603	15.0%	29.54	14.5%
2027	25	93,672	8.9%	32.26	9.4%	33	111,325	2.5%	47.32	3.9%
2028	23	98,135	9.4%	39.06	12.0%	36	669,294	15.2%	21.89	10.9%
2029	10	27,474	2.6%	28.80	2.5%	28	248,611	5.6%	28.22	5.2%
2030	13	36,694	3.5%	32.53	3.7%	19	82,132	1.9%	40.55	2.5%
2031	16	83,745	8.0%	28.05	7.3%	21	209,536	4.8%	26.26	4.1%
Thereafter	17	77,358	7.5%	39.25	9.6%	30	194,179	4.4%	47.66	6.8%
Total	275	1,049,464	100.0%	$30.48	100.0%	480	4,412,627	100.0%	$30.61	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		243,060					517,295
Total Square Feet		1,292,524					5,184,838

_________

1. Leases currently under month to month or in process of renewal

32

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – December 31, 2021

	Quarter Ended								Year to Date
	March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021		December 31, 2021
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4	2	2	3	3	4	4	13	13
GLA	30,520	30,520	4,277	4,277	8,695	8,695	54,007	54,007	97,499	97,499
New base rent	$26.86	$20.42	$33.96	$32.73	$47.65	$43.32	$29.69	$26.92	$30.59	$26.60
Previous base rent	$19.41	$21.82	$30.44	$33.46	$32.86	$39.15	$8.81	$8.86	$15.22	$16.70
Average cost per square foot	$29.83	$29.83	$10.95	$10.95	$61.39	$61.39	$62.50	$62.50	$49.91	$49.91
Weighted Average Lease Term (years)	12.7	12.7	7.9	7.9	10.0	10.0	19.1	19.1	15.8	15.8
Percentage growth in base rent	38.4%	(6.4)%	11.6%	(2.2)%	45.0%	10.7%	237.0%	203.8%	101.0%	59.3%

Renewal Leases
Number of renewal leases executed	7	7	17	17	12	12	17	17	53	53
GLA	29,026	29,026	222,455	222,455	35,443	35,443	64,672	64,672	351,596	351,596
New base rent	$34.60	$33.93	$20.13	$20.05	$57.17	$56.41	$30.80	$30.40	$27.02	$26.76
Expiring base rent	$30.41	$31.83	$18.71	$19.67	$50.03	$50.90	$27.42	$27.97	$24.44	$25.35
Average cost per square foot	$—	$—	$0.07	$0.07	$16.93	$16.93	$1.42	$1.42	$2.01	$2.01
Weighted Average Lease Term (years)	5.5	5.5	4.5	4.5	4.5	4.5	4.8	4.8	4.6	4.6
Percentage growth in base rent	13.8%	6.6%	7.6%	1.9%	14.3%	10.8%	12.3%	8.7%	10.6%	5.6%

Total New and Renewal Leases
Number of new and renewal leases executed	11	11	19	19	15	15	21	21	66	66
GLA commencing	59,546	59,546	226,732	226,732	44,138	44,138	118,679	118,679	449,095	449,095
New base rent	$30.63	$27.01	$20.39	$20.29	$55.29	$53.83	$30.29	$28.82	$27.80	$26.73
Expiring base rent	$24.77	$26.70	$18.93	$19.93	$46.65	$48.59	$18.95	$19.27	$22.43	$23.47
Average cost per square foot	$15.29	$15.29	$0.28	$0.28	$25.69	$25.69	$29.22	$29.22	$12.41	$12.41
Weighted Average Lease Term (years)	9.2	9.2	4.6	4.6	5.6	5.6	11.3	11.3	7.1	7.1
Percentage growth in base rent	23.7%	1.1%	7.7%	1.8%	18.5%	10.8%	59.9%	49.5%	23.9%	13.9%

__________

27.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
28.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
29.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

33

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2021

	Quarter Ended				Year to Date
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021	December 31, 2020
Leasing Commissions	$98	$905	$681	$676	$2,360	$1,985
Tenant Improvements	1,290	2,666	3,570	2,533	10,059	4,003
Maintenance Capital Expenditures	285	398	409	2,968	4,060	3,173
Total Capital Expenditures	$1,673	$3,969	$4,660	$6,177	$16,479	$9,161

34

Fund Overview
Supplemental Report – December 31, 2021

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$381.5	Million	$448.1	Million	$488.1	Million	$226.2	Million	$1,630.5	Million
Cumulative Net Distributions [3]	$195.4	Million	$169.8	Million	$576.0	Million	$193.1	Million	$51.4	Million	$1,185.7	Million
Net Distributions/Contributions	225.6%		44.5%		128.5%		39.6%		22.7%		72.7%
Unfunded Commitment [4]	$0.0	Million	$3.8	Million	$1.9	Million	$41.9	Million	$293.8	Million	$341.4	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$70.8	Million	$70.8	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2022
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.0% in 2021, 0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6 of the investment period (August 26, 2021-August 25, 2022); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

30.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
31.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020 and 2021 to fund the on-going redevelopment of existing Fund II investments.
32.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
33.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
34.
Unfunded Commitments available to deploy into new unidentified investments.
35.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
36.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point	Target, Alamo Drafthouse	2007	94.2%	—	352,201	188,869	541,070	—%	64.3%	23.3%	50.0%	74.1%	$9,453,208	$34.94

Total - Fund II				—	352,201	188,869	541,070	—%	64.3%	23.3%	50.0%	74.1%	$9,453,208	$34.94

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	76.3%	—%	—%	76.3%	91.6%	$895,245	$252.90
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	92,868	29,358	122,226	—%	100.0%	45.7%	87.0%	95.1%	2,988,753	28.12

Total - Fund III				4,637	92,868	29,358	126,863	76.3%	100.0%	45.7%	86.6%	95.0%	$3,883,998	$35.36

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,087,557	247.58
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,162,553	152.29

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,233,834	21.07

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,030,234	65.57

NORTHEAST

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	100,970	215,735	—%	100.0%	83.4%	92.2%	93.3%	1,911,873	9.61
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	92.4%	94.7%	94.7%	1,912,416	17.50

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,025,172	14.79

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	98.3%	99.6%	100.0%	3,632,158	12.99

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,933	229,936	—%	100.0%	79.1%	89.7%	91.0%	3,121,691	15.14

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2021

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	90.5%	95.6%	95.6%	3,059,622	11.77

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	96,331	—	—	96,331	86.3%	—%	—%	86.3%	88.4%	2,953,649	35.54

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	88,972	202,325	—%	100.0%	94.6%	97.6%	99.6%	3,096,528	15.68

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	66.7%	—%	—%	66.7%	77.9%	524,919	110.16

Total - Fund IV				155,929	875,124	755,045	1,786,098	76.7%	100.0%	88.3%	93.0%	93.8%	$29,752,206	$17.91

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	91.5%	97.3%	97.3%	$3,890,540	$17.83

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	90.4%	97.6%	97.6%	2,349,445	12.44
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	160,235	270,151	—%	74.5%	84.3%	80.3%	80.3%	4,374,514	20.17

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	279,113	531,101	—%	100.0%	76.0%	87.4%	88.0%	6,678,463	14.39

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	83.1%	90.4%	90.4%	3,991,187	14.58

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	70.8%	83.8%	83.8%	6,605,480	20.47

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	95.8%	98.8%	100.0%	4,109,789	11.19

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	69.4%	82.3%	90.2%	5,037,955	13.25

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	68.2%	88.6%	84.2%	91.6%	7,294,784	21.40

Florida

37

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2021

Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	93.5%	96.3%	98.6%	3,350,746	20.26

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	94.2%	98.3%	100.0%	4,599,468	12.30

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	78.3%	95.4%	95.4%	4,467,562	10.10

Georgia
Canton Marketplace	Dick's, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,409	351,978	—%	100.0%	80.7%	87.9%	89.1%	5,296,217	17.11
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	96.7%	98.6%	100.0%	4,336,661	12.12

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	83.7%	92.6%	97.0%	4,717,908	21.04

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,352	115,709	372,061	—%	80.6%	97.7%	85.9%	85.9%	3,335,015	10.43

Total - Fund V				—	3,027,392	2,462,780	5,490,172	—%	95.7%	84.0%	90.4%	92.4%	$74,435,734	$14.99

TOTAL FUND PROPERTIES				160,566	4,347,585	3,436,052	7,944,203	76.7%	94.1%	81.3%	88.2%	91.5%	$117,525,146	$16.77

Acadia Share of Total Fund Properties				36,574	862,989	688,449	1,588,012	76.8%	93.8%	80.6%	87.7%	91.6%	$23,449,602	$16.84

__________

1. Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2. Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

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Fund Lease Expirations
Supplemental Report – December 31, 2021	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	1	101	0.4%	37,347	369.77	4.3%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	655	0.9%	67,187	102.58	2.7%	—	—	—%	—	—	—%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	8.2%	391,648	65.81	15.5%	2	6,318	23.8%	186,472	29.51	21.4%
2029	1	254	0.4%	49,462	194.73	2.0%	1	490	1.8%	29,400	60.00	3.4%
2030	—	—	—%	—	—	—%	3	1,682	6.3%	95,355	56.69	10.9%
2031	—	—	—%	—	—	—%	2	768	2.9%	51,038	66.46	5.9%
Thereafter	5	65,371	90.5%	2,015,710	30.83	79.8%	2	17,232	64.8%	471,395	27.36	54.1%
Total	9	72,231	100.0%	$2,524,007	$34.94	100.0%	11	26,591	100.0%	$871,007	$32.76	100.0%

		72,235	Total Vacant					4,073	Total Vacant
		144,466	Total Square Feet					30,664	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	2	1,820	0.5%	$13,557	$7.45	0.2%	10	4,587	0.5%	$57,516	$12.54	0.4%
2022	17	19,316	5.3%	293,170	15.18	4.6%	40	33,824	3.6%	741,954	21.94	5.4%
2023	16	6,372	1.8%	149,033	23.39	2.3%	63	87,359	9.4%	1,557,609	17.83	11.4%
2024	11	6,347	1.8%	115,375	18.18	1.8%	79	169,195	18.2%	2,562,919	15.15	18.8%
2025	29	28,252	7.8%	1,058,887	37.48	16.5%	69	180,649	19.4%	2,482,037	13.74	18.2%
2026	26	34,528	9.6%	757,212	21.93	11.8%	59	64,067	6.9%	1,275,961	19.92	9.4%
2027	15	19,969	5.5%	396,340	19.85	6.2%	27	99,992	10.7%	979,499	9.80	7.2%
2028	15	36,468	10.1%	511,095	14.01	8.0%	22	40,799	4.4%	719,996	17.65	5.3%
2029	13	61,588	17.0%	923,505	14.99	14.4%	23	68,875	7.4%	781,582	11.35	5.7%
2030	9	16,870	4.7%	287,046	17.02	4.5%	23	49,805	5.3%	719,644	14.45	5.3%
2031	13	47,860	13.2%	702,664	14.68	10.9%	25	52,508	5.6%	794,732	15.14	5.8%
Thereafter	16	82,067	22.7%	1,214,071	14.79	18.8%	15	80,383	8.6%	959,184	11.93	7.1%
Total	182	361,457	100.0%	$6,421,955	$17.76	100.0%	455	932,043	100.0%	$13,632,633	$14.63	100.0%

		28,093	Total Vacant					91,289	Total Vacant
		389,550	Total Square Feet					1,023,332	Total Square Feet

__________

1. Leases currently under month to month or in process of renewal

39

Development and Redevelopment Activity
Supplemental Report – December 31, 2021

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$7.8	$24.9	to	$25.7	$32.7	to	$33.5

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	24.3	25.7	to	35.7	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2025	62,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up	116.5	12.0	to	19.5	128.5	to	136.0
								$148.6	$62.6		$80.9	$211.2		$229.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	72%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$201.3	8.7	to	11.7	$210.0	to	$213.0
555 9th Street	100.0%	San Francisco, CA	2023	149,000	69%/69%	TBD	Re-tenanting and potential split of former 46,000 square foot Nordstrom; façade upgrade and possible vertical expansion	—	TBD	to	TBD	TBD	to	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	23%/34%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	6.0	to	9.0	6.0	to	9.0
Mad River	100.0%	Dayton, OH	TBD	TBD	48%/48%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$201.3	$16.6		$23.0	$217.9		$224.3

_________

40

Development and Redevelopment Activity
Supplemental Report – December 31, 2021

__________

1.
Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.
Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at December 31, 2021 as follows:

Development costs above	148.6
Unconsolidated projects (a)	(7.8)
Projects in redevelopment or partial development (b)	79.6
Deferred costs and other amounts	0.8
Impairment charges taken	(17.4)
Total per consolidated balance sheet	$203.8

(a)
Relates to 1238 Wisconsin Avenue
(b)
Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $201.3 reflects the historical carrying value of the entire property (including its initial acquisition cost).

41

Portfolio Composition [1]
Supplemental Report – December 31, 2021

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	15%	15%	14%	16%
Drug / Dollar Store	5%	5%	5%	4%
Banks	4%	4%	5%	4%
Home Improvement / Auto	4%	3%	—%	7%
Communications / Electronics	3%	3%	4%	2%
Other Essential	3%	3%	1%	6%
Pets	2%	2%	1%	4%
Total Essential	36%	35%	30%	43%

Non-Essential
Apparel	19%	18%	31%	2%
Discount / Fast Fashion	9%	9%	14%	3%
Restaurant / Food	8%	9%	6%	10%
Hard Goods	9%	9%	5%	15%
Personal / Professional Service	7%	7%	7%	7%
Home	5%	5%	3%	8%
Other	3%	4%	3%	4%
Gym / Fitness	3%	3%	1%	6%
Theater / Entertainment	1%	1%	—%	2%
Total Non-Essential	64%	65%	70%	57%

Total	100%	100%	100%	100%

__________

1.
Data as of December 31, 2021. Percentages based on billed December rents and recoveries.
2.
Includes Walmart and Target.

42

Important Notes
Supplemental Report – December 31, 2021

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

43